UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 8, 2006
AFC Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

5555 Glenridge Connector, NE, Suite 300, Atlanta, Georgia		30342

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 459-4450
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 8, 2006, the Company announced the appointment of John F. Hoffner to its Board of Directors. Mr. Hoffner will also serve as a member of the Board’s Audit and Corporate Governance Committees. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     99.1 Press Release dated August 8, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.
Date: August 8, 2006	By:	/s/ Harold M. Cohen
Harold M. Cohen
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
99.1 Press Release dated August 8, 2006.